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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                        MFS(R) HIGH
                        INCOME FUND

                        SEMIANNUAL REPORT o JULY 31,2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 40 for details.
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
TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 25
Notes to Financial Statements ............................................. 32
Trustees and Officers ..................................................... 41

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
   Jeffrey L. Shames

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended July 31, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -46.19% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.33%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 3.98% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 12.69% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively good performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.72% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended July 31, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     August 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 15.29%, 14.46%, 15.27%, 14.25%, and 12.72%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended July 31, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.90%, 7.96%, 10.91%, and 9.32%, respectively, for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.48%, 2.68%, 3.36%, and 4.64%, respectively, for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended July 31, 2001, Class A shares of the fund provided a total return of -5.24%, Class B shares -5.57%, Class C shares -5.56%, and Class I shares -4.87%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a -1.89% return for the fund's benchmark, the Lehman Brothers High Yield Bond Index (the Lehman Index). The Lehman Index includes all fixed- income securities having a maximum quality rating from Moody's Investors Service of "Ba1", a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index. During the same period, the average high current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -3.64%.

Q. WHAT FACTORS CAUSED THE FUND TO LAG THE LEHMAN INDEX AND ITS LIPPER CATEGORY AVERAGE?

A. After a strong start to the new year, the high-yield market again succumbed to the uncertainty surrounding the economy and corporate earnings. As is typically the case when investors are worried about corporate earnings growth, there was a dramatic divergence in the market, with better quality bonds outperforming weaker issues within the high-yield sector. Given an environment of slowing economic growth and rising defaults, we continued to upgrade the credit quality of the portfolio by selling lower-quality issues and replacing them with "BB"-rated bonds. However, one of the fund's strategies is to focus on nonrated issues or bonds with lower credit ratings because this is where we believe the value of our Original Research (SM) gives us an advantage in our search to achieve higher long-term returns versus our benchmark. Consequently, the fund generally maintains a higher percentage of lower-rated issues relative to the Lehman index and our Lipper category average.

Q.  WHAT FACTORS HELPED PERFORMANCE?

A. On the positive side, the fund's conservative positioning helped preserve investors' capital during the market's recent weakness. Holdings in large defensive hospital management companies such as HCA and Tenet Health care provided stability to the portfolio during a volatile period. We also continued to like many companies in the gaming, lodging, and media sectors that have shown improving cash flows and profitability outlooks. Names such as Charter Communications and MGM remained prominent positions. The main factor that hampered the fund's performance relative to the Lipper average was our higher weighting at the beginning of the year in telecommunications credits. While we vigilantly monitored the credit outlook of our telecommunications holdings and did reduce our exposure to this sector, these holdings detracted from performance. Increased price competition and the lack of additional funding caused the telecommunications sector to be the worst-performing sector of the high-yield market this year.

Q.  WHAT OTHER STRATEGIES WERE INCORPORATED?

A. We maintained our focus on investing in companies that we felt had stable to improving cash flow measures in sectors such as gaming, energy, and aerospace. We also reduced exposure to highly leveraged credits in some of the more cyclical industries such as manufacturing, chemicals, and steel, where the slowing economy is negatively impacting operating results and creditworthiness. Additionally, as a result of our disciplined investment approach, cash positions in the fund were atypically high as we sought out attractive investment opportunities, which helped to provide a buffer against overall market volatility.

Q.  WHAT IS THE CORE INVESTMENT PHILOSOPHY OF THE FUND?

A. Our investment philosophy is based on the belief that avoiding credit problems is as important as picking what we think are the best-performing bonds. We focus on preserving capital because bonds have limited price upside and substantial downside. For example, the fund owned the bonds of R&B Falcon, an offshore driller that was acquired by Transocean, an investment grade company. As a result, R&B Falcon bonds appreciated about 15%. We think that scenario is the best bond investors can generally hope for. However, when a high-yield bond defaults, the average recovery has been about 40 cents on the dollar. Given that it is difficult to recover lost ground from bond defaults, we believe our investment philosophy is very appropriate, especially in a year when not many issuers earned higher credit ratings during this difficult period for the market.

Q.  WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. We think the market environment will remain challenging in the near term but that investors are getting paid to wait and that the market has upside potential. While it will take some time for the market to work through all of the problems in the telecom sector, we believe that the market has largely discounted the problems in this sector. The spread between the yield on high-yield bonds and government securities has been about 7.4% compared to its historic average of 5.0%. So, if the spread were to return to more normal levels, there is the potential for significant capital appreciation. Despite a recent slowdown, we have seen more cash coming into the market. We think these cash reserves, along with attractive yields, could help the high-yield market rebound, especially if the economy begins to show signs of a recovery.

/s/ John F. Addeo                    /s/ Robert J. Manning

    John F. Addeo                        Robert J. Manning
    Associate Portfolio Manager          Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGERS' PROFILES
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JOHN F. ADDEO, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R))
AND AN ASSOCIATE PORTFOLIO MANAGER OF THE HIGH-YIELD BOND PORTFOLIOS OF OUR MUTUAL FUNDS. JOHN JOINED MFS AS A RESEARCH ANALYST IN 1998. HE BECAME VICE PRESIDENT IN 1999 AND ASSOCIATE PORTFOLIO MANAGER IN 2000. PREVIOUSLY, HE WAS A QUANTITATIVE ANALYST AND A VICE PRESIDENT IN THE HIGH-YIELD GROUPS OF SEVERAL MAJOR INVESTMENT COMPANIES. HE RECEIVED A BACHELOR OF SCIENCE DEGREE FROM SIENA COLLEGE IN 1984. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ROBERT J. MANNING IS SENIOR VICE PRESIDENT, CHIEF FIXED INCOME STRATEGIST, AND DIRECTOR OF FIXED INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE HIGH-YIELD BOND PORTFOLIOS OF OUR MUTUAL FUNDS AND OFFSHORE ACCOUNTS, AND MFS(R) SPECIAL VALUE TRUST, A CLOSED-END FUND. ROB JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT. HE WAS NAMED VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1993, AND CHIEF FIXED INCOME STRATEGIST AND DIRECTOR OF FIXED INCOME RESEARCH IN 1999. HE IS A GRADUATE OF THE UNIVERSITY OF LOWELL AND EARNED A MASTER OF SCIENCE DEGREE IN FINANCE FROM BOSTON COLLEGE.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:                    SEEKS HIGH CURRENT INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:        FEBRUARY 17, 1978

CLASS INCEPTION:              CLASS A  FEBRUARY 17, 1978
                              CLASS B  SEPTEMBER 27, 1993
                              CLASS C  JANUARY 3, 1994
                              CLASS I  JANUARY 2, 1997

SIZE:                         $1.3 BILLION NET ASSETS AS OF JULY 31, 2001

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JULY 31, 2001

CLASS A
                                                    6 Months      1 Year    3 Years     5 Years     10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -5.24%     - 6.43%     -4.90%     +23.12%     +123.63%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                   --      - 6.43%     -1.66%     + 4.25%     +  8.38%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                                   --      -10.87%     -3.24%     + 3.24%     +  7.85%
--------------------------------------------------------------------------------------------------------------

CLASS B
                                                    6 Months      1 Year    3 Years     5 Years     10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -5.57%     - 7.08%     -6.88%     +18.86%     +110.82%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                   --      - 7.08%     -2.35%     + 3.52%     +  7.74%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                                   --      -10.45%     -3.10%     + 3.25%     +  7.74%
--------------------------------------------------------------------------------------------------------------

CLASS C
                                                    6 Months      1 Year    3 Years     5 Years     10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -5.56%     - 7.07%     -6.88%     +19.08%     +111.97%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                   --      - 7.07%     -2.35%     + 3.55%     +  7.80%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                                   --      - 7.91%     -2.35%     + 3.55%     +  7.80%
--------------------------------------------------------------------------------------------------------------

CLASS I
                                                    6 Months      1 Year    3 Years     5 Years     10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -4.87%     - 6.13%     -3.84%     +24.88%     +126.82%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                   --      - 6.13%     -1.30%     + 4.54%     +  8.53%
--------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

These risks may increase share price volatility. Please see the prospectus for details.

                  PORTFOLIO CONCENTRATION AS OF JULY 31, 2001

                "A"                                  1.6%
                "BBB"                                3.6%
                "BB"                                22.1%
                "B"                                 54.3%
                "CCC"                                7.5%
                "CC"                                 0.6%
                "C"                                  0.2%
                "D"                                  0.1%
                Not Rated                            0.2%
                Equity                               4.3%
                Other                                5.5%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- July 31, 2001

Bonds - 86.9%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 78.5%
  Advertising & Broadcasting - 9.4%
    Acme Television LLC, 10.875s, 2004                        $         2,525       $    2,449,250
    Allbritton Communications Co., 9.75s, 2007                          4,775            4,942,125
    CD Radio, Inc., 14.5s, 2009                                         3,615            1,843,650
    Chancellor Media Corp., 8.125s, 2007                                1,550            1,600,375
    Chancellor Media Corp., 8.75s, 2007                                 4,135            4,310,737
    Chancellor Media Corp., 8s, 2008                                    2,975            3,086,563
    Cumulus Media, Inc., 10.375s, 2008                                    185              185,000
    Echostar DBS Corp., 9.375s, 2009                                    8,485            8,654,700
    Emmis Escrow Corp., 0s to 2006, 11.50s to 2011                      7,600            4,484,000
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                          340              357,000
    FrontierVision Holding LP, 0s to 2001, 11.87s to 2007               1,445            1,484,738
    FrontierVision Operating Partnership LP, 11s, 2006                  7,575            7,859,063
    Granite Broadcasting Corp., 10.375s, 2005                           1,433              974,440
    Granite Broadcasting Corp., 8.875s, 2008                               60               40,800
    Lenfest Communications, Inc., 10.5s, 2006                           6,590            7,668,717
    LIN Holdings Corp., 0s to 2003, 10s to 2008                        16,190           12,628,200
    LIN Television Corp., 8s, 2008                                      3,515            3,391,975
    Marvel Holdings, Inc., 0s, 2001(+)*                                11,125                    0
    Mediacom LLC, 9.5s, 2013                                            5,495            5,467,525
    Paxson Communications Corp., 10.75s, 2008                           4,105            4,207,625
    Pegasus Communications Corp., 12.5s, 2007                           7,100            6,958,000
    Primedia, Inc., 8.875s, 2011                                        4,760            4,545,800
    Quebecor Media, Inc., 11.125s, 2011                                 5,055            5,181,375
    Radio One, Inc., 8.875s, 2011                                       4,280            4,301,400
    Sinclair Broadcast Group, Inc., 7.43s, 2009                         3,500            3,570,000
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                    3,500            3,315,000
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008                11,315            9,476,312
    World Color Press, Inc., 8.375s, 2008                               1,595            1,648,999
    World Color Press, Inc., 7.75s, 2009                                2,725            2,696,687
    XM Satellite Radio, Inc., 14s, 2010##                               4,020            2,412,000
    Young Broadcasting, Inc., 8.75s, 2007                               3,075            2,921,250
                                                                                    --------------
                                                                                    $  122,663,306
--------------------------------------------------------------------------------------------------
  Aerospace - 2.2%
    Alliant Techsystems, Inc., 8.5s, 2011                     $         1,805       $    1,863,662
    Argo Tech Corp., 8.625s, 2007                                       6,705            5,933,925
    BE Aerospace, Inc., 8s, 2008                                        3,315            3,215,550
    BE Aerospace, Inc., 9.5s, 2008                                      1,550            1,604,250
    K & F Industries, Inc., 9.25s, 2007                                 9,290            9,475,800
    L-3 Communications Corp., 10.375s, 2007                             2,150            2,260,188
    L-3 Communications Corp., 8s, 2008                                  3,200            3,184,000
    L-3 Communications Corp., 8.5s, 2008                                1,565            1,572,825
                                                                                    --------------
                                                                                    $   29,110,200
--------------------------------------------------------------------------------------------------
  Airlines - 0.2%
    Airplane Pass-Through Trust, 10.875s, 2019+               $         5,185       $    3,111,255
--------------------------------------------------------------------------------------------------

U.S. Bonds - continued
  Automotive - 1.2%
    Hayes Lemmerz International, Inc., 11.875s, 2006          $         4,910       $    5,008,200
    Hayes Wheels International, Inc., 9.125s, 2007                      2,895            1,968,600
    Lear Corp., 9.5s, 2006                                              2,220            2,325,894
    Navistar International Corp., 9.375s, 2006                          2,045            2,096,125
    Oxford Automotive, Inc., 10.125s, 2007                              1,325              768,500
    Venture Holdings, 9.5s, 2005                                        4,005            3,133,913
                                                                                    --------------
                                                                                    $   15,301,232
--------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.6%
    Natexis AMBS Co. LLC, 8.44s, 2049                         $         7,000       $    7,518,700
--------------------------------------------------------------------------------------------------
  Building - 4.8%
    AAF-McQuay, Inc., 8.875s, 2003                            $         1,575       $    1,567,125
    American Standard, Inc., 7.125s, 2003                               8,000            8,000,000
    American Standard, Inc., 7.625s, 2010                               2,575            2,549,250
    Building Materials Corp. of America, 8.625s, 2006                   8,720            5,057,600
    Building Materials Corp. of America, 8s, 2007                       2,625            1,496,250
    D.R. Horton, Inc., 8s, 2009                                         1,200            1,194,000
    D.R. Horton, Inc., 9.75s, 2010                                      6,040            6,357,100
    D.R. Horton, Inc., 9.375s, 2011                                     2,750            2,811,875
    Formica Corp., 10.875s, 2009                                        6,720            3,158,400
    Lennar Corp., 9.95s, 2010                                           3,075            3,351,750
    Meritage Corp., 9.75s, 2011                                         2,435            2,514,138
    MMI Products, Inc., 11.25s, 2007                                    5,125            4,868,750
    MMI Products, Inc., 13s, 2007                                       2,220            2,220,000
    Nortek, Inc., 9.25s, 2007                                           5,125            5,112,187
    Nortek, Inc., 8.875s, 2008                                          2,075            2,023,125
    Williams Scotsman, Inc., 9.875s, 2007                              11,960           11,003,200
                                                                                    --------------
                                                                                    $   63,284,750
--------------------------------------------------------------------------------------------------
  Business Services - 1.4%
    Amkor Tech, Inc., 9.25s, 2008                             $         3,920       $    3,488,800
    Iron Mountain, Inc., 10.125s, 2006                                  4,580            4,837,625
    Pierce Leahy Corp., 9.125s, 2007                                    3,225            3,394,313
    Unisys Corp., 8.125s, 2006                                          6,345            6,186,375
                                                                                    --------------
                                                                                    $   17,907,113
--------------------------------------------------------------------------------------------------
  Cellular Phones - 0.3%
    Alamosa Holdings, Inc., 0s to 2005, 12.875s to 2010       $         8,040       $    4,140,600
--------------------------------------------------------------------------------------------------
  Chemicals - 1.9%
    CP Kelco, 10.311s, 2008                                   $           450       $      429,750
    CP Kelco, 10.601s, 2008                                             1,350            1,289,250
    Huntsman ICI Holdings, 0s, 2009                                       975              277,875
    Huntsman ICI Holdings, 10.125s, 2009                                8,510            8,212,150
    Lyondell Chemical Co., 9.625s, 2007                                   500              502,500
    Lyondell Chemical Co., 9.875s, 2007                                   455              457,275
    Macdermid, Inc., 9.125s, 2011                                       3,670            3,633,300
    Sovereign Specialty Chemicals, 11.875s, 2010                        4,740            4,360,800
    Sterling Chemicals, Inc., 11.75s, 2006**                            3,895            1,012,700
    Sterling Chemicals, Inc., 12.375s, 2006**                           3,940            3,152,000
    Sterling Chemicals, Inc., 11.25s, 2007**                            5,775            1,501,500
    Sterling Chemicals, Inc., 0s to 2001, 13.5s to 2008**               2,360              115,050
                                                                                    --------------
                                                                                    $   24,944,150
--------------------------------------------------------------------------------------------------
  Coal - 1.0%
    P&L Coal Holdings Corp., 8.875s, 2008                     $         2,657       $    2,776,565
    P&L Coal Holdings Corp., 9.625s, 2008                               9,592           10,215,480
                                                                                    --------------
                                                                                    $   12,992,045
--------------------------------------------------------------------------------------------------
  Construction - 0.5%
    Atrium Cos., Inc., 10.5s, 2009                            $         7,060       $    6,389,300
--------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 3.8%
    American Safety Razor Co., 9.875s, 2005                   $         7,060       $    6,989,400
    General Binding Corp., 9.375s, 2008                                11,780            8,952,800
    Kindercare Learning Centers, Inc., 9.5s, 2009                       4,320            4,287,600
    Remington Products Co., LLC, 11s, 2006                              5,839            5,127,710
    Samsonite Corp., 10.75s, 2008                                      11,485            9,417,700
    Sealy Mattress Co., 9.875s, 2007                                      700              693,000
    Simmons Co., 10.25s, 2009                                           8,240            8,013,400
    Synthetic Industries, Inc., 17s, 2008                               5,966            3,281,437
    Westpoint Stevens, Inc., 7.875s, 2008                               9,490            2,847,000
                                                                                    --------------
                                                                                    $   49,610,047
--------------------------------------------------------------------------------------------------
  Containers - 1.7%
    Applied Extrusion Technology, Inc., 10.75s, 2011          $         3,200       $    3,328,000
    Atlantis Plastics, Inc., 11s, 2003                                  3,875            3,623,125
    Consolidated Container Co., 10.125s, 2009                           1,725            1,750,875
    Gaylord Container Corp., 9.375s, 2007                               6,940            4,441,600
    Gaylord Container Corp., 9.75s, 2007                                3,810            2,438,400
    Gaylord Container Corp., 9.875s, 2008                               5,140            1,439,200
    Huntsman Packaging Corp., 13s, 2010##                               6,795            4,943,363
                                                                                    --------------
                                                                                    $   21,964,563
--------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 1.5%
    Commercial Mortgage Acceptance Corp., 5.44s, 2013         $         5,000       $    3,467,480
    DLJ Mortgage Acceptance Corp., 8s, 2003                             4,600            4,494,986
    Morgan Stanley Capital I, Inc., 6.86s, 2010                         2,938            2,591,945
    Morgan Stanley Capital I, Inc., 7.77s, 2039                         5,920            4,932,644
    Mortgage Capital Funding Inc., 7.214s, 2007                         2,500            2,197,955
    Nationslink Funding Corp., 5s, 2009                                 3,000            2,164,219
                                                                                    --------------
                                                                                    $   19,849,229
--------------------------------------------------------------------------------------------------
  Defense Electronics - 0.7%
    MOOG, Inc., 10s, 2006                                     $         9,515       $    9,705,300
--------------------------------------------------------------------------------------------------
  Energy - Independent - 0.3%
    Ocean Energy, Inc., 8.875s, 2007                          $           165       $      174,420
    Pioneer Natural Resources Co., 9.625s, 2010                         3,495            3,827,025
                                                                                    --------------
                                                                                    $    4,001,445
--------------------------------------------------------------------------------------------------
  Entertainment - 0.3%
    American Skiing Co., 12s, 2006                            $         5,300       $    3,975,000
--------------------------------------------------------------------------------------------------
  Financial Institutions - 0.9%
    Willis Corroon Corp., 9s, 2009                            $        11,755       $   12,107,650
--------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.4%
    Michael Foods Acquisition Corp., 11.75s, 2011             $         5,380       $    5,595,200
--------------------------------------------------------------------------------------------------
  Forest & Paper Products - 3.0%
    Buckeye Cellulose Corp., 8.5s, 2005                       $         1,250       $    1,253,125
    Buckeye Cellulose Corp., 9.25s, 2008                                3,875            3,904,062
    Buckeye Technologies, Inc., 8s, 2010                                3,225            3,063,750
    Fibermark, Inc., 10.75s, 2011                                       4,740            4,834,800
    Riverwood International Corp., 10.25s, 2006                         2,625            2,657,813
    Riverwood International Corp., 10.625s, 2007                        8,035            8,288,637
    Riverwood International Corp., 10.875s, 2008                        3,190            3,102,275
    Silgan Holdings, Inc., 9s, 2009                                     3,800            3,819,000
    Speciality Paperboard, Inc., 9.375s, 2006                           2,350            2,232,500
    U.S. Timberlands, 9.625s, 2007                                      7,060            5,595,050
                                                                                    --------------
                                                                                    $   38,751,012
--------------------------------------------------------------------------------------------------
  Gaming - 3.4%
    Argosy Gaming Co., 10.75s, 2009                           $         2,280       $    2,468,794
    Argosy Gaming Co., 9s, 2011                                         3,115            3,153,937
    Felcor Lodging LP, 8.5s, 2011                                       3,560            3,402,256
    HMH Properties, Inc., 8.45s, 2008                                   8,595            8,466,075
    Hollywood Park, Inc., 9.25s, 2007                                   8,320            7,155,200
    MGM Mirage, 8.375s, 2011                                            6,785            6,903,738
    Park Place Entertainment Corp., 8.875s, 2008                        9,475            9,830,313
    Station Casinos, Inc., 8.375s, 2008##                               3,215            3,215,000
                                                                                    --------------
                                                                                    $   44,595,313
--------------------------------------------------------------------------------------------------
  Healthcare - 0.2%
    Alliance Imaging, Inc., 10.375s, 2011                     $         2,025       $    2,106,000
--------------------------------------------------------------------------------------------------
  Industrial - 0.1%
    Mesa County, Co. (Joy Technologies, Inc.), 8.5s,
      2006**                                                  $           750       $      751,785
--------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    Americo Life, Inc., 9.25s, 2005                           $         2,050       $    2,024,375
--------------------------------------------------------------------------------------------------
  Machinery - 2.3%
    Agco Corp., 9.5s, 2008                                    $         8,365       $    8,323,175
    Blount, Inc., 7s, 2005                                              9,075            6,080,250
    Columbus McKinnon Corp., 8.5s, 2008                                 6,735            6,095,175
    Motors & Gears, Inc., 10.75s, 2006                                  1,785            1,767,150
    Numatics, Inc., 9.625s, 2008                                        1,295              817,469
    Terex Corp., 10.375s, 2011                                          6,435            6,660,225
                                                                                    --------------
                                                                                    $   29,743,444
--------------------------------------------------------------------------------------------------
  Media - Cable - 5.9%
    Adelphia Communications Corp., 8.375s, 2008               $         8,475       $    7,797,000
    Adelphia Communications Corp., 9.375s, 2009                         2,025            1,893,375
    Avalon Cable Holdings LLC, 0s to 2003, 11.875s to 2008              8,000            6,100,000
    Benedek Communications Corp., 0s to 2001, 13.25s to 2006            7,475            4,485,000
    Century Communications Corp., 0s, 2008                                100               46,625
    Charter Communications Holdings, 8.25s, 2007                       11,190           10,658,475
    Charter Communications Holdings, 10.75s, 2009                       7,000            7,280,000
    Charter Communications Holdings, 0s to 2004,
      9.92s to 2011                                                     1,850            1,253,375
    CSC Holdings, Inc., 9.25s, 2005                                       150              153,938
    Echostar Broadband Corp., 10.375s, 2007                            10,405           10,834,206
    Insight Midwest, 9.75s, 2009                                        7,000            7,350,000
    Mediacom LLC, 11s, 2013                                             4,360            4,490,800
    NTL Communications Corp., 0s to 2003, 12.375s to 2006              20,615            9,276,750
    NTL, Inc. 0s to 2003, 9.75s to 2008                                 1,290              554,700
    Telewest Communication, 9.875s, 2010##                              4,770            3,792,150
    United International Holdings, 0s to 2003,
      10.75s to 2008                                                    1,880              606,300
                                                                                    --------------
                                                                                    $   76,572,694
--------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.9%
    Beverly Enterprises, Inc., 9.625s, 2009                   $         1,940       $    2,027,300
    Fresenius Medical Care Capital Trust II, 7.875s, 2008               2,400            2,376,000
    HCA Healthcare Co., 7.875s, 2011                                    4,460            4,593,800
    Prime Medical Services, Inc., 8.75s, 2008                           5,985            5,326,650
    Tenet Healthcare Corp., 8s, 2005                                    5,000            5,300,000
    Triad Hospitals, 8.75s, 2009                                        5,480            5,664,950
                                                                                    --------------
                                                                                    $   25,288,700
--------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.5%
    Acme Metals, Inc., 10.875s, 2007**                        $         2,675       $      187,250
    Century Aluminum, Co., 11.75s, 2008                                 1,695            1,779,750
    Doe Run Resources Corp., 11.25s, 2005                               4,750            1,377,500
    Jorgansen Bank, 7s, 2004                                            5,715            5,629,503
    Jorgensen (Earle M.) Co., 9.5s, 2005                                1,700            1,636,250
    Kaiser Aluminum & Chemical Corp., 12.75s, 2003                     11,350            9,420,500
    Metal Management, Inc., 10s, 2008**                                 5,240              157,200
    Northwestern Steel & Wire Co., 9.5s, 2001**                           680                    0
                                                                                    --------------
                                                                                    $   20,187,953
--------------------------------------------------------------------------------------------------
  Oil Services - 2.7%
    AmeriGas Partners LP, 10.125s, 2007                       $         3,400       $    3,468,000
    Belden & Blake Corp., 9.875s, 2007                                  8,473            6,947,860
    Clark Refining & Marketing, Inc., 8.625s, 2008                      4,150            3,154,000
    Clark USA, Inc., 10.875s, 2005                                        180              118,800
    Dresser, Inc., 9.375s, 2011                                         1,775            1,797,188
    Forest Oil Corp., 10.5s, 2006                                       2,370            2,464,800
    Grant Prideco, Inc., 9.625s, 2007                                   2,965            3,002,062
    Gulfmark Offshore, Inc., 8.75s, 2008                                2,200            2,145,000
    Mission Resources Corp., 10.875s, 2007                              5,505            5,367,375
    R & B Falcon Corp., 9.5s, 2008                                        705              820,923
    Sesi LLC, 8.875s, 2011                                              4,320            4,168,800
    Triton Energy Ltd., 8.875s, 2007                                    1,190            1,303,050
                                                                                    --------------
                                                                                    $   34,757,858
--------------------------------------------------------------------------------------------------
  Oils - 2.0%
    Chesapeake Energy Corp., 8.125s, 2011                     $         6,160       $    5,913,600
    Continental Resources, Inc., 10.25s, 2008                           6,950            6,046,500
    HS Resources, Inc., 9.25s, 2006                                    13,585           14,216,112
                                                                                    --------------
                                                                                    $   26,176,212
--------------------------------------------------------------------------------------------------
  Pollution Control - 1.2%
    Allied Waste North America, Inc., 7.625s, 2006            $         2,485       $    2,466,363
    Allied Waste North America, Inc., 8.875s, 2008                      4,280            4,429,800
    Allied Waste North America, Inc., 10s, 2009                         7,830            8,182,350
                                                                                    --------------
                                                                                    $   15,078,513
--------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.5%
    Hollinger International Publishing, 9.25s, 2007           $         4,395       $    4,416,975
    Liberty Group Operating, Inc., 9.375s, 2008                         1,535              997,750
    Transwestern Publishing Co., 9.625s, 2007                           1,555            1,566,663
                                                                                    --------------
                                                                                    $    6,981,388
--------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 5.9%
    Ameristar Casinos, Inc., 10.75s, 2009                     $         3,460       $    3,624,350
    Autotote Corp., 12.5s, 2010                                         3,820            3,820,000
    Aztar Corp., 8.875s, 2007                                           7,895            7,934,475
    Boyd Gaming Corp., 9.5s, 2007                                         770              750,750
    Boyd Gaming Corp., 9.25s, 2009                                      1,500            1,496,250
    Coast Hotels & Casinos, Inc., 9.5s, 2009                            9,970           10,219,250
    Eldorado Resorts LLC, 10.5s, 2006                                   2,055            2,116,650
    Horseshoe Gaming LLC, 8.625s, 2009                                  8,620            8,641,550
    Isle of Capri Casinos, Inc., 8.75s, 2009                            5,930            5,425,950
    Mandalay Resort Group, 9.5s, 2008##                                 8,330            8,767,325
    MGM Grand, Inc., 9.75s, 2007                                        9,940           10,710,350
    Prime Hospitality Corp., 9.75s, 2007                                2,995            3,039,925
    Station Casinos, Inc., 8.875s, 2008                                 3,290            3,290,000
    Station Casinos, Inc., 9.875s, 2010                                 7,015            7,155,300
                                                                                    --------------
                                                                                    $   76,992,125
--------------------------------------------------------------------------------------------------
  Retail - 1.3%
    Duane Reade, Inc., 9.25s, 2008                            $         4,920       $    4,846,200
    Finlay Enterprises, Inc., 9s, 2008                                  2,250            2,064,375
    Finlay Fine Jewelry Corp., 8.375s, 2008                             5,725            5,438,750
    J.Crew Operating Corp., 10.375s, 2007                               4,680            4,212,000
                                                                                    --------------
                                                                                    $   16,561,325
--------------------------------------------------------------------------------------------------
  Special Products & Services - 0.9%
    Actuant Finance Corp., 13s, 2009##                        $         2,760       $    2,815,200
    Blount, Inc., 13s, 2009                                               510              290,700
    Haynes International, Inc., 11.625s, 2004                           5,275            2,901,250
    International Knife & Saw, Inc., 11.375s, 2006**                    2,060              103,000
    Simonds Industries, Inc., 10.25s, 2008                              4,945            3,214,250
    Thermadyne Holdings Corp., 0s to 2003,
      12.5s to 2008**                                                  12,375              108,281
    Thermadyne Manufacturing/Capital Corp.,
      9.875s, 2008**                                                    6,400            2,336,000
                                                                                    --------------
                                                                                    $   11,768,681
--------------------------------------------------------------------------------------------------
  Steel - 1.0%
    Commonwealth Aluminum Corp., 10.75s, 2006                 $         4,615       $    4,361,175
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                      6,155            6,031,900
    WCI Steel, Inc., 10s, 2004                                          4,665            3,312,150
                                                                                    --------------
                                                                                    $   13,705,225
--------------------------------------------------------------------------------------------------
  Supermarket - 0.1%
    Fleming Cos., Inc., 10.125s, 2008                         $         1,570       $    1,652,425
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                  5,275               13,187
    Jitney-Jungle Stores of America, Inc., 10.375s, 2007**                500                1,250
    Penn Traffic Co., 11s, 2009                                             1                  648
                                                                                    --------------
                                                                                    $    1,667,510
--------------------------------------------------------------------------------------------------
  Telecom - Wireless - 6.7%
    American Cellular Corp., 9.5s, 2009                       $         4,220       $    3,987,900
    American Tower Corp., 9.375s, 2009                                  4,500            4,162,500
    AT & T Wireless Services, Inc., 7.875s, 2011                        5,000            5,241,750
    Centennial Cellular Operating Co., 10.75s, 2008                    10,970            9,927,850
    Crown Castle International Corp., 10.75s, 2011                      1,155            1,131,900
    Dobson Communications Corp., 10.875s, 2010##                        4,235            4,340,875
    McCaw International Ltd., 0s to 2002, 13s to 2007                   4,000              980,000
    Nextel Communications, Inc., 0s to 2002,
      9.75s to 2007                                                     3,305            2,346,550
    Nextel Communications, Inc., 0s to 2003,
      9.95s to 2008                                                     3,710            2,522,800
    Nextel Communications, Inc. 9.375s, 2009                            2,000            1,647,500
    Nextel Communications, Inc. 9.5s, 2011                              8,235            6,752,700
    Nextel International, Inc., 0s to 2003,
      12.125s to 2008                                                   3,400              714,000
    Nextel International, Inc., 12.75s, 2010                            2,475              618,750
    Rural Cellular Corp., 9.625s, 2008                                  3,175            2,952,750
    SBA Communications Corp., 0s to 2003, 12s to 2008                   4,775            3,772,250
    Spectrasite Holdings, Inc., 0s to 2003, 12s to 2008                 2,820            1,276,050
    Spectrasite Holdings, Inc., 0s to 2004,
      11.25s to 2009                                                   13,535            5,143,300
    Spectrasite Holdings, Inc., 10.75s, 2010                            1,565            1,205,050
    Sprint Spectrum LP, 11s, 2006                                       6,985            7,382,376
    Telecorp PCS, Inc., 10.625s, 2010##                                 1,725            1,647,375
    Triton PCS, Inc., 9.375s, 2011                                      3,000            2,985,000
    Voicestream Wireless Corp., 10.375s, 2009                           7,155            8,216,516
    Western Wireless Corp., 10.5s, 2007                                 7,900            8,137,000
                                                                                    --------------
                                                                                    $   87,092,742
--------------------------------------------------------------------------------------------------
  Telecom - Wireline - 2.8%
    Allegiance Telecommunications, Inc., 0s to 2003,
      11.75s to 2008                                          $         7,000       $    4,130,000
    Citizens Communications Co., 9.25s, 2011                            1,300            1,423,487
    Cybernet Internet Services International, 14s, 2009                 1,385              193,900
    Exodus Communications, Inc., 11.25s, 2008                           6,975            2,162,250
    Exodus Communications, Inc., 10.75s, 2009                           8,000            2,400,000
    Focal Communications Corp., 0s to 2003,
      12.125s to 2008                                                   4,330              866,000
    Focal Communications Corp., 11.875s, 2010##                         4,315            1,014,025
    Global Crossing Holdings Ltd., 9.625s, 2008                         1,220              939,400
    Hyperion Telecommunication, Inc., 12s, 2007                         4,395            1,834,912
    ICG Holdings, Inc. 12.5s to 2006**                                  5,415              798,713
    ITC Deltacom, Inc., 11s, 2007                                       2,794            1,327,150
    ITC Deltacom, Inc., 9.75s, 2008                                     2,150              860,000
    Level 3 Communications, Inc., 9.125s, 2008                          1,890            1,020,600
    Madison River Capital LLC/Finance Corp.,
      13.25s, 2010##                                                    2,815            1,351,200
    Mcleodusa, Inc., 8.125s, 2009                                       2,705            1,311,925
    Metromedia Fiber Network, Inc., 10s, 2008                           5,145            1,466,325
    Metromedia Fiber Network, Inc., 10s, 2009                           1,000              285,000
    MJD Communications, Inc., 9.5s, 2008                                3,850            2,887,500
    Nextlink Communications, Inc., 9.625s, 2007                         3,025              937,750
    Nextlink Communications, Inc., 10.75s, 2009                         2,455              859,250
    Nextlink Communications, Inc., 0s to 2004,
      12.25s to 2009                                                    3,100              558,000
    Northeast Optic Network, 12.75s, 2008                                 460              165,600
    PSINet, Inc., 10s, 2005**                                           5,250              288,750
    PSINet, Inc., 10.5s, 2006**                                         6,025              331,375
    PSINet, Inc., 11.5s, 2008**                                         3,850              211,750
    PSINet, Inc., 11s, 2009**                                           3,193              175,615
    Time Warner Telecommunications LLC, 9.75s, 2008                     6,955            6,120,400
    Viatel, Inc., 0s to 2003, 12.5s to 2008**                             370                3,700
    Williams Communications Group, 11.7s, 2008                            150               65,250
    Worldwide Fiber, Inc., 12s, 2009**                                  5,230               25,627
                                                                                    --------------
                                                                                    $   36,015,454
--------------------------------------------------------------------------------------------------
  Tire & Rubber - 0.1%
    Day International Group, Inc., 11.125s, 2005              $         2,010       $    2,010,000
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.7%
    AES Corp., 8.75s, 2002                                    $         6,990       $    7,077,375
    AES Corp., 9.5s, 2009                                               5,250            5,355,000
    AES Corp., 8.875s, 2011                                             3,970            3,791,350
    CMS Energy Corp., 8.5s, 2011                                        6,135            6,094,570
                                                                                    --------------
                                                                                    $   22,318,295
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                    $1,025,317,689
--------------------------------------------------------------------------------------------------
Foreign Bonds - 8.4%
  Belgium - 0.4%
    Hermes Europe Railtel B.V., 10.375s, 2009 (Telecom
      - Wireline)**                                           $         3,705       $      592,800
    Tele1 Europe BV, 11.875s, 2009 (Telecom - Wireline)          EUR    4,500            1,851,048
    Tele1 Europe BV, 13s, 2009 (Telecom - Wireline)           $         5,145            2,366,700
                                                                                    --------------
                                                                                    $    4,810,548
--------------------------------------------------------------------------------------------------
  Bermuda - 0.1%
    Global Crossing Holdings Ltd, 8.7s, 2007 (Telecom -
      Wireline)                                               $         2,170       $    1,638,350
--------------------------------------------------------------------------------------------------
  Canada - 0.9%
    Canwest Media, Inc., 10.625s, 2011 (Advertising &
      Broadcasting)                                           $         1,180       $    1,203,600
    GT Group Telecom, Inc (Telecom - Wireline)##                       11,650            3,378,500
    Gulf Canada Resources Ltd., 9.625s, 2005 (Oils)                     3,000            3,056,970
    Metronet Communications Corp., 0s to 2002, 10.75s
      to 2007 (Telecom - Wireline)                                        875              849,642
    Russel Metals, Inc., 10s, 2009 (Metals & Minerals)                  2,975            2,963,844
                                                                                    --------------
                                                                                    $   11,452,556
--------------------------------------------------------------------------------------------------
  Germany - 1.1%
    Callahan Nordrhein Westfallen, 14s, 2010 (Media -
      Cable)##                                                $         8,755       $    6,391,150
    Ekabel Hessen, 14.5s, 2010 (Media - Cable)                          9,215            5,989,750
    Messier Griesham, 10.375s, 2011 (Chemicals)                  EUR    2,705            2,373,334
                                                                                    --------------
                                                                                    $   14,754,234
--------------------------------------------------------------------------------------------------
  Greece - 0.2%
    Fage Dairy Industries S.A., 9s, 2007 (Food and
      Beverage Products)                                      $         2,160       $    2,041,200
--------------------------------------------------------------------------------------------------
  Luxembourg - 0.4%
    Millicom International Cellular, 13.5s, 2006
      (Telecom - Wireless)                                    $         6,177       $    5,373,990
--------------------------------------------------------------------------------------------------
  Netherlands - 1.1%
    Completel Europe N.V., 0s to 2004, 14s, 2009
      (Telecom - Wireline)                                    $         9,475       $    2,937,250
    United Pan Europe Commerce, 10.875s, 2009
      (Advertising & Broadcasting)                                      8,040            3,135,600
    United Pan Europe Commerce, 11.25s, 2010
      (Advertising & Broadcasting)                                      5,620            2,191,800
    United Pan Europe Commerce, 11.5s, 2010
      (Advertising & Broadcasting)                                      3,000            1,170,000
    United Pan Europe Commerce, 0s to 2005, 13.75s to
      2010 (Advertising & Broadcasting)                                 4,725              874,125
    Versatel Telecom B.V., 13.25s, 2008 (Telecom -
      Wireline)                                                         9,595            2,878,500
    Yell Finance B.V., 10.75s, 2011 (Advertising &
      Broadcasting)                                                     1,425            1,439,250
                                                                                    --------------
                                                                                    $   14,626,525
--------------------------------------------------------------------------------------------------
  Norway - 0.3%
    Ocean Rig Norway AS, 10.25s, 2008 (Oil Services)          $         4,335       $    3,901,500
--------------------------------------------------------------------------------------------------
  Poland - 0.3%
    PTC International Finance II S.A., 11.25s, 2009
      (Finance)                                               $         3,315       $    3,248,700
--------------------------------------------------------------------------------------------------
  Singapore
    Flextronics International Ltd., 9.875s, 2010
      (Electronics)##                                         $           590       $      601,800
--------------------------------------------------------------------------------------------------
  Spain - 0.1%
    Jazztel PLC, 13.25s, 2009 (Telecom - Wireline)               EUR    4,375       $    1,493,310
--------------------------------------------------------------------------------------------------
  United Kingdom - 3.5%
    British Telecom PLC, 11.875s, 2008 (Telecom -
      Wireline)                                               $         3,540       $    4,087,744
    Colt Telecom Group PLC, 0s to 2001, 12s to 2006
      (Telecom - Wireline)                                             15,980           11,825,200
    Dolphin Telecom PLC, 0s to 2003, 11.50s to 2008
      (Telecom - Wireless)**                                           11,625              217,969
    Dolphin Telecom PLC, 0s to 2004, 14s, to 2009
      (Telecom - Wireless)**                                            5,335              100,031
    Energis PLC, 9.75s, 2009 (Telecom - Wireline)                       4,350            3,784,500
    Euramax International PLC, 11.25s, 2006 (Metals and
      Minerals)                                                         1,500            1,200,000
    Global Tele-Systems Ltd., 10.875s, 2008 (Telecom -
      Wireline)                                                           370                8,788
    Jazztel PLC, 14s, 2009 (Telecom - Wireline)                         8,285            3,065,450
    Manitowoc Co., 10.375s, 2011 (Machinery)                     EUR    2,960            2,616,498
    Ono Finance PLC, 13s, 2009 (Media - Cable)                $        12,365            8,655,500
    Ono Finance PLC, 14s, 2011 (Media - Cable)                          2,870            2,095,100
    Telewest Communication PLC, 9.625s, 2006 (Media -
      Cable)                                                            1,770            1,362,900
    Telewest Communication PLC, 11s, 2007 (Media -
      Cable)                                                            3,090            2,464,275
    Telewest Communication PLC, 0s to 2004, 9.875s to
      2009 (Media - Cable)                                              3,940            1,851,800
    Telewest Communication PLC, 11.375s, 2010 (Media -
      Cable)                                                            6,025            2,831,750
                                                                                    --------------
                                                                                    $   46,167,505
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                 $  110,110,218
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,367,690,269)                                       $1,135,427,907
--------------------------------------------------------------------------------------------------
Stocks - 0.1%
--------------------------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------------------------
U.S. Stocks
  Consumer Goods & Services
    Ranger Industries, Inc.*                                           23,475       $        7,043
--------------------------------------------------------------------------------------------------
  Food & Beverage Products
    Pathmark Stores, Inc.*                                              1,780       $       44,126
--------------------------------------------------------------------------------------------------
  Printing & Publishing
    Golden Books Family Entertainment, Inc.**                         206,408       $       24,769
--------------------------------------------------------------------------------------------------
  Real Estate
    Atlantic Gulf Communities Corp.+*                                     690                 $  8
--------------------------------------------------------------------------------------------------
  Telecom - Wireline
    Allegiance Telecom, Inc.*                                          16,851       $      252,596
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $      328,542
--------------------------------------------------------------------------------------------------
Foreign Stocks - 0.1%
  Netherlands - 0.1%
    Completel Europe N.V. (Telecom - Wireline)                        473,750       $      923,812
    Versatel Telecom Internaional N.V., ADR (Telecom -
      Wireline)                                                        19,743               31,589
                                                                                    --------------
                                                                                    $      955,401
--------------------------------------------------------------------------------------------------
  Spain
    Jazztel, ADR (Telecom - Wireline)*                                 20,662       $       85,541
--------------------------------------------------------------------------------------------------
  Sweden
    Song Networks Holdings AB (Telecom - Wireline)*                   115,803       $      191,075
--------------------------------------------------------------------------------------------------
  United Kingdom
    Colt Telecom Group PLC, ADR (Telecom - Wireline)*                   6,384       $      133,745
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $    1,365,762
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,475,086)                                          $    1,694,304
--------------------------------------------------------------------------------------------------
Preferred Stocks - 3.7%
--------------------------------------------------------------------------------------------------
  Consumer Goods & Services
    Renaissance Cosmetics, Inc., 14s*                                   8,899                    0
--------------------------------------------------------------------------------------------------
  Media - Cable - 1.2%
    CSC Holdings, Inc., 11.125s                                       153,306       $   16,365,415
--------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.4%
    Primedia, Inc., 8.625s                                             74,390       $    5,244,495
--------------------------------------------------------------------------------------------------
  Telecom - Wireless - 1.5%
    Crown Castle International Corp., 12.75s                           11,936       $    9,548,800
    Rural Cellular Corp., 11.375s                                      11,727            9,733,026
                                                                                    --------------
                                                                                    $   19,281,826
--------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.6%
    Global Crossings Holdings Ltd., 10.50s                             47,500       $    2,992,500
    Nextel Communications, Inc., 11.125s                                8,522            4,772,320
                                                                                    --------------
                                                                                    $    7,764,820
--------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $57,743,069)                               $   48,656,556
--------------------------------------------------------------------------------------------------
Warrants - 0.1%
--------------------------------------------------------------------------------------------------
    Cybernet Internet Services International (Computer
      Software)*                                                        3,385       $           34
    Grand Palais Resorts (Entertainment)##*                           111,660                    0
    GT Group Telecom, Inc. (Utilities - Telephone)*                    11,650              291,250
    ICO, Inc. (Oil Services)*                                         706,250              388,437
    Knology, Inc. (Telecom - Wireline)##*                               2,475                2,475
    Loral Orion Network Systems, Inc. (Telecom -
      Wireline)*                                                        5,000               15,000
    Loral Orion Network Systems, Inc. (Telecom -
      Wireless)*                                                       11,775               58,875
    McCaw International Ltd. (Telecom - Wireless)##*                    7,225               18,063
    Metronet Communications Corp. (Telecom -
      Wireline)##*                                                      3,250              162,500
    Ono Finance PLC (Media - Cable)*                                    2,870               71,750
    Ono Finance PLC (Media - Cable)*                                   12,105              363,150
    Pathmark Stores, Inc. (Food & Beverage Products)*                   2,732               25,025
    Pliant Corp. (Containers)*                                          6,795               13,590
    Renaissance Cosmetics, Inc. (Consumer Goods and
      Services)*                                                        7,189                    0
    XM Satellite Radio, Inc. (Utilities - Telephone)*                   4,020              100,500
--------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $4,093,860)                                        $    1,510,649
--------------------------------------------------------------------------------------------------

Convertible Bond - 0.2%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                VALUE
--------------------------------------------------------------------------------------------------
    Telewest Finance Jersey Ltd., 6s, 2005 (Special
      Products & Services) (Identified Cost, $2,067,500)      $         3,000       $    2,010,000
--------------------------------------------------------------------------------------------------
Short-Term Obligations - 5.4%
--------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 8/01/01                $         6,406       $    6,406,000
    Citigroup, Inc., due 8/02/01 - 8/09/01                             15,000           14,991,167
    General Electric Capital Corp., due 8/01/01                        11,173           11,173,000
    New Center Asset Trust, due 8/01/01                                26,594           26,594,000
    Prudential Funding Corp., due 8/01/01                               1,552            1,552,000
    Trident Capital Finance, Inc., due 8/13/01                         10,000            9,987,500
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                     $   70,703,667
--------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.6%
--------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 7/31/01, due 8/01/01, total to
      be received $7,059,761 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                        $         7,059       $    7,059,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,511,832,451)                                 $1,267,062,083
Other Assets, Less Liabilities - 3.0%                                                   39,374,603
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $1,306,436,686
--------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security - in default.
 ## SEC Rule 144A restriction.
  + Restricted security.
(+) Security valued by or at the direction of the Trustees.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

EUR = Euro
GBP = British Pound

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-----------------------------------------------------------------------------
JULY 31, 2001
-----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,511,832,451)  $1,267,062,083
  Cash                                                             51,794
  Net receivable for forward foreign currency
    exchange contracts to purchase                                 19,497
  Net receivable for forward foreign currency exchange
    contracts closed or subject to master netting
    agreements                                                     19,298
  Receivable for investments sold                               3,035,011
  Receivable for fund shares sold                              13,521,319
  Interest and dividends receivable                            32,612,600
  Other assets                                                     15,245
                                                           --------------
      Total assets                                         $1,316,336,847
                                                           --------------
Liabilities:
  Distributions payable                                    $    4,817,352
  Net payable for forward foreign currency
   exchange contracts to sell                                     330,827
  Payable for investments purchased                             3,085,686
  Payable for fund shares reacquired                            1,124,961
  Payable to affiliates -
    Management fee                                                 18,801
    Shareholder servicing agent fee                                 3,517
    Distribution and service fee                                   21,161
    Administrative fee                                                615
  Accrued expenses and other liabilities                          497,241
                                                           --------------
      Total liabilities                                    $    9,900,161
                                                           --------------
Net assets                                                 $1,306,436,686
                                                           ==============

Net assets consist of:
  Paid-in capital                                          $1,779,269,055
  Unrealized depreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                       (245,059,882)
  Accumulated net realized loss on investments
    and foreign currency transactions                        (219,394,890)
  Accumulated distributions in excess of net
    investment income                                          (8,377,597)
                                                           --------------
      Total                                                $1,306,436,686
                                                           ==============
Shares of beneficial interest outstanding                    326,977,948
                                                             ===========

Class A shares:
  Net asset value per share
    (net assets of $718,344,218 / 179,871,648 shares of
     beneficial interest outstanding)                          $3.99
                                                               =====
  Offering price per share (100 / 95.25 of net asset
     value per share)                                          $4.19
                                                               =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $443,992,026 / 111,115,981 shares of
     beneficial interest outstanding)                          $4.00
                                                               =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $124,128,578 / 30,982,059 shares of
     beneficial interest outstanding)                          $4.01
                                                               =====
Class I shares:
  Net asset value, offering price, and redemption price
     per share (net assets of $19,971,864 / 5,008,260
     shares of beneficial interest outstanding)                $3.99
                                                               =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JULY 31, 2001
------------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Interest                                                     $  74,004,784
    Dividends                                                        2,107,591
                                                                 -------------

      Total investment income                                    $  76,112,375
                                                                 -------------
  Expenses -
    Management fee                                               $   3,283,449
    Trustees' compensation                                              28,598
    Shareholder servicing agent fee                                    671,642
    Distribution and service fee (Class A)                           1,113,670
    Distribution and service fee (Class B)                           2,265,800
    Distribution and service fee (Class C)                             636,347
    Administrative fee                                                 117,537
    Custodian fee                                                      235,014
    Printing                                                            60,599
    Postage                                                             90,789
    Auditing fees                                                       21,126
    Legal fees                                                           3,465
    Miscellaneous                                                      611,730
                                                                 -------------
      Total expenses                                             $   9,139,766
    Fees paid indirectly                                              (220,732)
                                                                 -------------
      Net expenses                                               $   8,919,034
                                                                 -------------
        Net investment income                                    $  67,193,341
                                                                 -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $ (75,622,611)
    Foreign currency transactions                                      340,283
                                                                 -------------
      Net realized loss on investments and foreign
        currency transactions                                    $ (75,282,328)
                                                                 -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ (66,487,567)
    Translation of assets and liabilities in foreign
       currencies                                                      517,047
                                                                 -------------
      Net unrealized loss on investments and foreign
         currency translation                                    $ (65,970,520)
                                                                 -------------
        Net realized and unrealized loss on investments
         and foreign currency                                    $(141,252,848)
                                                                 -------------
          Decrease in net assets from operations                 $ (74,059,507)
                                                                 =============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                   YEAR ENDED
                                                                      JULY 31, 2001             JANUARY 31, 2001
                                                                        (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $    67,193,341              $   130,355,077
  Net realized loss on investments and foreign
    currency transactions                                               (75,282,328)                 (34,557,701)
  Net unrealized loss on investments and foreign
    currency translation                                                (65,970,520)                (104,022,834)
                                                                    ---------------              ---------------
    Decrease in net assets from operations                          $   (74,059,507)             $    (8,225,458)
                                                                    ---------------              ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                              $   (39,518,292)             $   (74,407,047)
  From net investment income (Class B)                                  (22,514,328)                 (43,766,604)
  From net investment income (Class C)                                   (6,295,057)                 (10,251,667)
  From net investment income (Class I)                                   (1,118,925)                  (1,929,759)
  In excess of net investment income (Class A)                                 --                       (674,107)
  In excess of net investment income (Class B)                                 --                       (396,514)
  In excess of net investment income (Class C)                                 --                        (92,877)
  In excess of net investment income (Class I)                                 --                        (17,483)
                                                                    ---------------              ---------------
    Total distributions declared to shareholders                    $   (69,446,602)             $  (131,536,058)
                                                                    ---------------              ---------------
Net increase in net assets from fund share transactions             $    50,354,243              $   144,616,835
                                                                    ---------------              ---------------
      Total increase (decrease) in net assets                       $   (93,151,866)             $     4,855,319
Net assets:
  At beginning of period                                              1,399,588,552                1,394,733,233
                                                                    ---------------              ---------------

At end of period (including accumulated distributions
  in excess of net investment income of $8,377,597 and
  $6,124,336, respectively)                                         $ 1,306,436,686              $ 1,399,588,552
                                                                    ===============              ===============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                             SIX MONTHS ENDED         ------------------------------------------------------------------------
                                JULY 31, 2001              2001             2000            1999           1998           1997
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $ 4.44            $ 4.95           $ 5.21          $ 5.62         $ 5.35         $ 5.24
                                       ------            ------           ------          ------         ------         ------

Income from investment operations#(S)(S) -
  Net investment income                $ 0.21            $ 0.47           $ 0.46          $ 0.46         $ 0.47         $ 0.47
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (0.44)            (0.51)           (0.24)          (0.40)          0.27           0.10
                                       ------            ------           ------          ------         ------         ------
      Total from investment
        operations                     $(0.23)           $(0.04)          $ 0.22          $ 0.06         $ 0.74         $ 0.57
                                       ------            ------           ------          ------         ------         ------

Less distributions declared to shareholders -
  From net investment income           $(0.22)           $(0.47)          $(0.46)         $(0.46)        $(0.47)        $(0.46)
  In excess of net investment
    income                               --               (0.00)+++        (0.02)          (0.01)          --             --
                                       ------            ------           ------          ------         ------         ------

      Total distributions
        declared to shareholders       $(0.22)           $(0.47)          $(0.48)         $(0.47)        $(0.47)        $(0.46)
                                       ------            ------           ------          ------         ------         ------
Net asset value - end of period        $ 3.99            $ 4.44           $ 4.95          $ 5.21         $ 5.62         $ 5.35
                                       ======            ======           ======          ======         ======         ======
Total return(+)                         (5.24)%++         (0.65)%           4.35%           1.06%         14.63%         11.52%
Ratios (to average net assets)/Supplemental data:
  Expenses##                             1.06%+            1.00%            0.98%           0.99%          1.01%          1.02%
  Net investment income(S)(S)           10.30%+           10.07%            9.08%           8.62%          8.56%          8.92%
Portfolio turnover                         37%               64%              91%            135%           137%            87%
Net assets at end of period
 (000,000 Omitted)                       $718              $785             $769            $792           $766           $672

(S)(S) As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended July
       31, 2001, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.05%. Per share, ratios and supplemental data for periods prior to February 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                             SIX MONTHS ENDED         ------------------------------------------------------------------------
                                JULY 31, 2001              2001             2000            1999           1998           1997
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $ 4.44            $ 4.95           $ 5.21          $ 5.62         $ 5.35         $ 5.24
                                       ------            ------           ------          ------         ------         ------

Income from investment operations#(S)(S) -
  Net investment income                $ 0.20            $ 0.44           $ 0.42          $ 0.43         $ 0.43         $ 0.43
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (0.43)            (0.51)           (0.24)          (0.40)          0.27           0.10
                                       ------            ------           ------          ------         ------         ------
      Total from investment
         operations                    $(0.23)           $(0.07)          $ 0.18          $ 0.03         $ 0.70         $ 0.53
                                       ------            ------           ------          ------         ------         ------

Less distributions declared to shareholders -
  From net investment income           $(0.21)           $(0.44)          $(0.42)         $(0.43)        $(0.43)        $(0.42)
  In excess of net investment
    income                               --               (0.00)+++        (0.02)          (0.01)          --             --
                                       ------            ------           ------          ------         ------         ------

      Total distributions
        declared to shareholders       $(0.21)           $(0.44)          $(0.44)         $(0.44)        $(0.43)        $(0.42)
                                       ------            ------           ------          ------         ------         ------
Net asset value - end of period        $ 4.00            $ 4.44           $ 4.95          $ 5.21         $ 5.62         $ 5.35
                                       ======            ======           ======          ======         ======         ======
Total return                            (5.57)%++         (1.35)%           3.63%           0.35%         13.83%         10.66%
Ratios (to average net assets)/Supplemental data:
  Expenses##                             1.76%+            1.69%            1.68%           1.69%          1.70%          1.79%
  Net investment income(S)(S)            9.61%+            9.37%            8.38%           7.92%          7.82%          8.13%
Portfolio turnover                         37%               64%              91%            135%           137%            87%
Net assets at end of period
 (000,000 Omitted)                       $444              $464             $500            $479           $385           $301

(S)(S) As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended July
       31, 2001, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.05%. Per share, ratios and supplemental data for periods prior to February 1, 2001, have not been restated to reflect this change in presentation.

    + Annualized.
   ++ Not annualized.
  +++ Per share amount was less than $0.01.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                             SIX MONTHS ENDED         ------------------------------------------------------------------------
                                JULY 31, 2001              2001             2000            1999           1998           1997
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $ 4.45            $ 4.97           $ 5.22          $ 5.64         $ 5.36         $ 5.25
                                       ------            ------           ------          ------         ------         ------

Income from investment operations#(S)(S) -
  Net investment income                $ 0.20            $ 0.44           $ 0.43          $ 0.42         $ 0.43         $ 0.43
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (0.43)            (0.52)           (0.24)          (0.40)          0.28           0.11
                                       ------            ------           ------          ------         ------         ------
      Total from investment operations $(0.23)           $(0.08)          $ 0.19          $ 0.02         $ 0.71         $ 0.54
                                       ------            ------           ------          ------         ------         ------

Less distributions declared to shareholders -
  From net investment income           $(0.21)           $(0.44)          $(0.43)         $(0.43)        $(0.43)        $(0.43)
  In excess of net investment
    income                               --               (0.00)+++        (0.01)          (0.01)          --             --
                                       ------            ------           ------          ------         ------         ------

      Total distributions
        declared to shareholders       $(0.21)           $(0.44)          $(0.44)         $(0.44)        $(0.43)        $(0.43)
                                       ------            ------           ------          ------         ------         ------
Net asset value - end of period        $ 4.01            $ 4.45           $ 4.97          $ 5.22         $ 5.64         $ 5.36
                                       ======            ======           ======          ======         ======         ======
Total return                            (5.56)%++         (1.55)%           3.83%           0.35%         13.81%         10.71%
Ratios (to average net assets)/Supplemental data:
  Expenses##                             1.76%+            1.69%            1.68%           1.69%          1.70%          1.72%
  Net investment income(S)(S)            9.59%+            9.38%            8.38%           7.93%          7.78%          8.16%
Portfolio turnover                         37%               64%              91%            135%           137%            87%
Net assets at end of period
 (000,000 Omitted)                       $124              $129             $108             $94            $60            $28

(S)(S) As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended July
       31, 2001, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.05%. Per share, ratios and supplemental data for periods prior to February 1, 2001, have not been restated to reflect this change in presentation.

     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED JANUARY 31,                      PERIOD ENDED
                              SIX MONTHS ENDED       -----------------------------------------------------        JANUARY 31,
                                 JULY 31, 2001            2001           2000          1999           1998              1997*
                                   (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                       CLASS I
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period   $ 4.43          $ 4.95         $ 5.21        $ 5.61         $ 5.35             $ 5.34
                                        ------          ------         ------        ------         ------             ------

Income from investment
  operations#(S)(S) -
  Net investment income                 $ 0.22          $ 0.48         $ 0.48        $ 0.49         $ 0.49             $ 0.04
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                     (0.43)          (0.52)         (0.24)        (0.40)          0.25               0.01
                                        ------          ------         ------        ------         ------             ------

      Total from investment
        operations                      $(0.21)         $(0.04)        $ 0.24        $ 0.09         $ 0.74             $ 0.05
                                        ------          ------         ------        ------         ------             ------

Less distributions declared to
  shareholders -
  From net investment income            $(0.23)         $(0.48)        $(0.48)       $(0.48)        $(0.48)            $(0.04)
  In excess of net investment
    income                                --             (0.00)+++      (0.02)        (0.01)          --                 --
                                        ------          ------         ------        ------         ------             ------

      Total distributions declared
        to shareholders                 $(0.23)         $(0.48)        $(0.50)       $(0.49)        $(0.48)            $(0.04)
                                        ------          ------         ------        ------         ------             ------
Net asset value - end of period         $ 3.99          $ 4.43         $ 4.95        $ 5.21         $ 5.61             $ 5.35
                                        ======          ======         ======        ======         ======             ======
Total return                             (4.87)%++       (0.57)%         4.68%         1.55%         14.77%              0.91%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                              0.76%+          0.70%          0.68%         0.69%          0.71%              0.59%+
  Net investment income(S)(S)            10.60%+         10.39%          9.38%         8.99%          8.86%              8.70%+
Portfolio turnover                          37%             64%            91%          135%           137%                87%
Net assets at end of period
  (000,000 Omitted)                        $20             $22            $18            $9             $4                 $3

(S)(S) As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended July
       31, 2001, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.05%. Per share, ratios and supplemental data for periods prior to February 1, 2001, have not been restated to reflect this change in presentation.

     * For the period from the inception of Class I shares, January 2, 1997, through January 31, 1997.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS High Income Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex- interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments and amortization on debt securities.

At January 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $119,098,142 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration date.

          EXPIRATION DATE
          ----------------------------------------------------
          January 31, 2003                        $ 30,373,319
          January 31, 2004                          35,661,057
          January 31, 2005                              --
          January 31, 2006                              --
          January 31, 2007                          17,432,351
          January 31, 2008                          10,853,391
          January 31, 2009                          24,778,024
                                                  ------------
            Total                                 $119,098,142
                                                  ============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS               BASED ON GROSS INCOME
----------------------------------------  ------------------------------------
First $200 million                0.220%  First $22 million              3.00%
In excess of $200 million         0.187%  In excess of $22 million       2.55%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $8,392 for the six months ended July 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $258,764 for the six months ended July 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum (reduced to a maximum of 0.05% per annum for an indefinite period) of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $59,151 for the six months ended July 31, 2001. Fees incurred under the distribution plan during the period ended July 31, 2001, were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $17,439 and $354 for Class B and Class C shares, respectively, for the six months ended July 31, 2001. Fees incurred under the distribution plan during the year ended July 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended July 31, 2001, were $1,744, $549,531 and $18,491 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $512,275,403 and $451,383,558, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,513,428,383
                                                               --------------

Gross unrealized depreciation                                  $ (271,692,385)
Gross unrealized appreciation                                      25,326,085
                                                               --------------
    Net unrealized depreciation                                $ (246,366,300)
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                        SIX MONTHS ENDED JULY 31, 2001         YEAR ENDED JANUARY 31, 2001
                                     ---------------------------------     -------------------------------
                                            SHARES              AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             62,559,008       $ 264,651,436        88,604,978    $ 408,839,743
Shares issued to shareholders
  in reinvestment of distributions       5,731,400          23,980,109         9,902,995       45,606,340
Shares reacquired                      (65,278,080)       (276,425,524)      (76,862,111)    (361,406,880)
                                     -------------       -------------     -------------    -------------
    Net increase                         3,012,328       $  12,206,021        21,645,862    $  93,039,203
                                     =============       =============     =============    =============

Class B shares
                                        SIX MONTHS ENDED JULY 31, 2001         YEAR ENDED JANUARY 31, 2001
                                     ---------------------------------     -------------------------------
                                            SHARES              AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             29,905,653       $ 126,481,016        41,260,303    $ 190,459,886
Shares issued to shareholders
  in reinvestment of distributions       2,734,764          11,441,578         4,874,156       22,470,299
Shares reacquired                      (25,904,945)       (109,173,570)      (42,635,635)    (198,921,467)
                                     -------------       -------------     -------------    -------------
    Net increase                         6,735,472       $  28,749,024         3,498,824    $  14,008,718
                                     =============       =============     =============    =============

Class C shares
                                        SIX MONTHS ENDED JULY 31, 2001         YEAR ENDED JANUARY 31, 2001
                                     ---------------------------------     -------------------------------
                                            SHARES              AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             13,710,369       $  58,436,775        20,355,331    $  93,692,042
Shares issued to shareholders
  in reinvestment of distributions         811,214           3,405,288         1,196,078        5,515,765
Shares reacquired                      (12,411,030)        (52,472,017)      (14,481,711)     (67,850,759)
                                     -------------       -------------     -------------    -------------
    Net increase                         2,110,553       $   9,370,046         7,069,698    $  31,357,048
                                     =============       =============     =============    =============

Class I shares
                                        SIX MONTHS ENDED JULY 31, 2001         YEAR ENDED JANUARY 31, 2001
                                     ---------------------------------     -------------------------------
                                            SHARES              AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                433,543       $   1,837,755         2,567,419    $  11,956,127
Shares issued to shareholders
  in reinvestment of distributions         158,208             659,804           255,536        1,174,269
Shares reacquired                         (574,609)         (2,468,407)       (1,453,540)      (6,918,530)
                                     -------------       -------------     -------------    -------------
    Net increase                            17,142       $      29,152         1,369,415    $   6,211,866
                                     =============       =============     =============    =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $7,983 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                            NET
                                                                                                     UNREALIZED
                 SETTLEMENT               CONTRACTS TO                             CONTRACTS       APPRECIATION
                       DATE            DELIVER/RECEIVE    IN EXCHANGE FOR           AT VALUE     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------
Sale                9/17/01            EUR  12,920,222        $10,965,650        $11,296,477         $(330,827)

Purchase            9/17/01            GBP     524,050        $   725,809        $   745,306         $  19,497

At July 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $94,261 with Deutsche Bank and to a net payable of $74,963 with First Boston Corp.

At July 31, 2001, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At July 31, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.2% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                SHARE/
                                   DATE OF   PRINCIPAL
DESCRIPTION                    ACQUISITION      AMOUNT        COST       VALUE
--------------------------------------------------------------------------------
Airplane Pass-Through Trust,
  10.875s, 2019                    3/13/96   5,185,425  $5,185,425  $3,111,255
Atlantic Gulf Communities
  Corp.                            9/25/95         690      --               8
                                                                    ----------
                                                                    $3,111,263
                                                                    ==========

(9) Change in Accounting Principal
As required, effective February 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to February 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,785,311 increase in cost of securities and a corresponding $1,785,311 reduction in net unrealized depreciation, based on securities held by the fund on July 31, 2001.

The effect of this change for the six months ended July 31, 2001, was to decrease net investment income by $305,855, increase net unrealized depreciation by $1,595,932, and increase net realized losses by $495,234. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) HIGH INCOME FUND
TRUSTEES                                                  ASSISTANT TREASURERS
John W. Ballen * - President, MFS Investment              Mark E. Bradley*
Management                                                Robert R. Flaherty*
                                                          Laura F. Healy*
William R. Gutow+ - Private Investor and Real             Ellen Moynihan*
Estate Consultant; Vice Chairman, Entertainment
Management Company (video franchise)                      SECRETARY
                                                          Stephen E. Cavan*
J. Atwood Ives+ - Private Investor                        Assistant Secretary
                                                          James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway & Barnes
(attorneys)                                               CUSTODIAN
                                                          State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                    INVESTOR INFORMATION
Administration                                            For information on MFS mutual funds, call your
                                                          investment professional or, for an information
Charles W. Schmidt+ - Private Investor                    kit, call toll free: 1-800-637-2929 any business
                                                          day from 9 a.m. to 5 p.m. Eastern time (or leave a
Arnold D. Scott* - Senior Executive Vice President        message anytime).
and Director MFS Investment Management
                                                          INVESTOR SERVICE
Jeffrey L. Shames* - Chairman and Chief Executive         MFS Service Center, Inc.
Officer, MFS Investment Management                        P.O. Box 2281
                                                          Boston, MA 02107-9906
Elaine R. Smith+ - Independent Consultant
                                                          For general information, call toll free:
David B. Stone+ - Chairman Emeritus and Director,         1-800-225-2606 any business day from 8 a.m. to 8
North American Management Corp. (investment               p.m. Eastern time.
adviser)
                                                          For service to speech- or hearing-impaired
INVESTMENT ADVISER                                        individuals, call toll free: 1-800-637-6576 any
Massachusetts Financial Services                          business day from 9 a.m. to 5 p.m. Eastern time.
  Company                                                 (To use this service, your phone must be equipped
500 Boylston Street                                       with a Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                          For share prices, account balances, exchanges,
DISTRIBUTOR                                               or stock and bond outlooks, call toll free:
MFS Fund Distributors, Inc.                               1-800-MFS-TALK (1-800-637-8255) anytime from a
500 Boylston Street                                       touch-tone telephone.
Boston, MA 02116-3741
                                                          WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                                    www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
Robert J. Manning*

ASSOCIATE PORTFOLIO MANAGER
John F. Addeo*

TREASURER
James O. Yost*

* MFS Investment Management
+ Independent Trustee

MFS(R) HIGH INCOME FUND                                             ------------
                                                                      PRSRT STD
[logo] M F S(R)                                                     U.S. Postage
INVESTMENT MANAGEMENT                                                   Paid
                                                                         MFS
500 Boylston Street                                                ------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                 MHI-3 9/01 90M 18/218/318/818